AXA Equitable Life Insurance Company

CORPORATE OWNED INCENTIVE LIFE(R)

SUPPLEMENT DATED NOVEMBER 19, 2012

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This Supplement relates to a new investment option under our Corporate Owned Incentive Life(R) policies ("your policy"). You should read this Supplement in conjunction with the Policy Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Policy Prospectus remains unchanged and the Policy Prospectus is hereby incorporated by reference. Effective on or about November 19, 2012, the Market Stabilizer Option(R) ("MSO") is available for investment under your policy, if you have received this Supplement. Any amount that you decide to invest in the MSO would be invested in one of the "Segments" of the MSO, each of which has a limited duration (a "Segment Term").

The purpose of this Supplement is solely to add to your base Policy Prospectus ("Your Policy Prospectus") a very limited amount of information about the MSO. Much more complete information about the MSO is contained in a separate Market Stabilizer Option(R) prospectus ("MSO Prospectus") dated May 1, 2012. All of the information in Your Policy Prospectus also continues to remain applicable, except as otherwise provided in this Supplement (or any other supplement to Your Policy Prospectus) or in the MSO Prospectus.

Accordingly, you should read this Supplement in conjunction with your Policy Prospectus (and any other supplements thereto) and the MSO Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group at 1-800-947-3598.

NO TRANSFER CHARGES IN CONNECTION WITH MSO

Although we generally reserve the right to impose up to a $25 charge for each transfer, we will never exercise these rights with respect to any transfers into, or out of, the MSO. The following transfers are not subject to the $25 guaranteed maximum charge:

..   Transfers of the Segment Maturity Value to the variable investment options, guaranteed interest option ("GIO"; also referred to as the "Guaranteed Interest Account") or to the MSO Holding Account;

..   Transfers from the MSO Holding Account into a new Segment;

..   Transfers from the variable investment options (also referred to as
    "investment portfolios") to the Unloaned GIO to meet the Charge Reserve Amount requirement.

CHARGES FOR THE MSO

If you allocate any of your policy account value to the MSO, several types of charges or deductions would or could result. To reflect these, the following items are added to the chart entitled "Periodic charges other than underlying trust portfolio operating expenses" in Your Policy Prospectus:

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 OPTIONAL RIDER CHARGES         WHEN CHARGE IS DEDUCTED                 MAXIMUM AMOUNT THAT MAY BE DEDUCTED
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MARKET STABILIZER OPTION(R)
(MSO)/(1)/
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  MSO VARIABLE INDEX BENEFIT    Upon allocation to MSO Segment          0.75% of policy account value
  CHARGE                                                                allocated
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  MSO VARIABLE INDEX SEGMENT    Monthly (during any MSO Segment         Annual % of your Segment Account
  ACCOUNT CHARGE                Term)                                   Value 1.65%/(2)/
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  MSO LOAN SPREAD               On each policy anniversary (or on loan  2% for New York policies
                                termination, if earlier)                5% for all other policies/(3)/
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  MSO EARLY DISTRIBUTION        On surrender or other distribution      75% of Segment Account Value/(4)/
  ADJUSTMENT                    (including loan) from an MSO Segment
                                before the Segment Term's end
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(1)Please refer to the MSO Prospectus for information about the MSO and related charges and deductions, as well as the meaning of special terms that are relevant to the MSO (such as "Segment," "Segment Term," "Segment Start Date," "Segment Account Value," "Segment Distribution Value" and "Early Distribution Adjustment.")
(2)Currently we deduct this charge at a 0.65% annual rate, rather than at the maximum rate shown.
(3)We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.
(4)The actual amount of Early Distribution Adjustment is determined by a formula that depends on, among other things, how a specified widely published stock market index has performed since the Segment Start Date. The maximum amount of the adjustment would occur if there is a total distribution at a time when that index had declined to zero. Please refer to the MSO prospectus for more information about the index and Early Distribution Adjustment.

                   EVM 08 (11/12)                    Catalog No. 150052 (11/12)
                   IF/COIL                                              #418334

Your policy's mortality and expense risk charge also applies to the Segment Account Value or any amounts held in the MSO Holding Account. Your policy's mortality and expense risk charge is deducted on a monthly basis. The same monthly rate will also be applicable to the Segment Account Value or any amounts held in the MSO Holding Account.

HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

If you allocate any policy account value to the MSO, our procedures for allocating the policy's monthly deductions among the investment options you are invested in is significantly different than in the absence of the MSO. Accordingly, the following is added at the end of the section entitled "Managing your allocations" in "How we allocate charges among your investment options":

   Substantially different procedures apply, however, if you allocate any of your policy account value to a Segment under the MSO. In that case, for example, you will be required to maintain a certain amount of policy account value (the Charge Reserve Amount) in the policy's Unloaned GIO. (You will not be subject to any Charge Reserve Amount requirement, however, at any time when none of your policy account value is invested in any Segment.) The Charge Reserve Amount at the beginning of any Segment Term is an estimated amount projected to be sufficient to cover monthly deductions under your policy (including, but not limited to, charges for the MSO and any optional riders) for the Segment Term.

   While any of your policy account value is invested in any Segment, we will take all of your policy's monthly deductions (including, but not limited to, the monthly deductions under the MSO and optional riders) solely from the Unloaned GIO, rather than from the investment options from which those charges otherwise might be deducted. If you have insufficient policy account value in the Unloaned GIO to pay a monthly deduction during any Segment Term, we will first take the balance of the deduction proportionately from values in the variable investment options, including any value in the MSO Holding Account but excluding any Segment Account Values. But, if insufficient policy account value remains in any such other investment options to cover the full balance of the monthly deduction, we will take the remainder of the monthly deduction proportionately, based on the current Segment Distribution Values, from any Segments in which you have account value invested. We will apply these procedures for allocating deductions for policy charges automatically at any time you have any amounts invested in a Segment.

   If we have to make any distribution from a Segment, including (among other things) to pay any surrender or loan proceeds or any charge deduction from a Segment, there will generally be negative consequences for you. Among other things, an Early Distribution Adjustment would apply, which would usually reduce your policy values, in many cases substantially. In some cases, such an Early Distribution Adjustment may apply without any action on your part. This could happen, for example, if the Charge Reserve Amount and funds you have invested in investment options other than the MSO are insufficient to pay a monthly deduction (i) due to poor investment performance of those options or (ii) due to any permitted increases in charges that we have made above their current rates.

   Please refer to the MSO Prospectus for detailed information about the above procedures.

INVESTMENT OPTIONS WITHIN YOUR POLICY

The MSO is available as an investment option under your policy. The MSO is described in a separate Prospectus. If you choose to allocate to the MSO, you are permitted to allocate up to 50% of any premium to the MSO Holding Account.

YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

INCREASES. If you request a face amount increase during a Segment Term, we will recalculate the Charge Reserve Amount and require that such amount be available in the unloaned portion of the guaranteed interest option on the effective date of the increase. For such increase, the Charge Reserve Amount will be determined as an amount projected to be sufficient to cover all monthly deductions based on the current face amount for the policy and any Integrated Term Insurance Rider during the longest remaining Segment Term on the effective date of the increase, assuming at the time such calculation is made that no interest or investment performance is credited to or charged against your policy account value and that no further policy changes or additional premium payments are made.

Any necessary transfers to supplement the amount in the unloaned portion of the guaranteed interest option in order to meet the requirement of such Charge Reserve Amount will take effect on the effective date of the face amount increase. There will be no charge for this transfer. Any such transfer from your value in the variable investment options, including the value in the MSO Holding Account to meet this requirement, will be made proportionately from any value in the MSO Holding Account and your values in the other variable investment options. If your values in the variable investment options, including the value in the MSO Holding Account and the unloaned portion of the guaranteed interest option are insufficient to cover the Charge Reserve Amount, we will decline your request to increase the face amount.

TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS

TRANSFERS YOU CAN MAKE

In accordance with your policy, we will transfer amounts to and from your values in our unloaned guaranteed interest option, the variable investment options and the MSO Holding Account based on your instructions and subject to our transfer rules described in the Prospectus.

At your written request to our Administrative Office, we will transfer amounts from your value in any variable investment option, including the MSO Holding Account to one or more other investment options available under the policy. Any such transfer will take effect on the business day we receive your written request at our Administrative Office.

Once during each policy year you may ask us, by written request to our administrative office, to transfer an amount you specify from your unloaned value in the guaranteed interest option (excluding any remaining Charge Reserve Amount if any Segment is in effect on the transfer effective date), to one or more variable investment options including the MSO Holding Account. We must receive your request within a period beginning 30 days prior to the policy anniversary and ending 60 days after the policy anniversary. A transfer request that is received up to 30 days prior to the policy anniversary will be effective on the anniversary. A transfer request received on or within 60 days after the policy anniversary will be effective on the date the request is received at our administrative office. The maximum amount that you may transfer in any policy year is the greater of (a) $500, (b) 25% of the unloaned value in the guaranteed interest option on the transfer effective date or (c) the amount transferred from the guaranteed interest option in the immediately preceding policy year, if any. In no event will we transfer more than your unloaned value in the guaranteed interest option, excluding any remaining Charge Reserve Amount.

The maximum amount that you may transfer to the MSO Holding Account is 50% of your policy account value. A requested transfer out of an existing Segment in the MSO will not be permitted prior to the Segment Maturity Date.

ACCESSING YOUR MONEY

BORROWING FROM YOUR POLICY

If you allocate your policy account value to the MSO with a Segment in effect, you can still borrow from your policy, however, the loan will be allocated as follows:

..   We will first deduct as much of the loan as possible proportionately from any value in the MSO Holding Account, your values in the other variable investment options and the unloaned portion of the guaranteed interest option.

..   If your values in the MSO Holding Account, your variable investment option and the unloaned portion of the guaranteed interest option (excluding any remaining Charge Reserve Amount), are insufficient to cover the amount of the loan, we will then deduct any remaining amount of the loan from the individual Segments then in effect on a proportionate basis, based on the current Segment Values of the Segments.

..   If your values in the MSO Holding Account, your variable investment options, the unloaned guaranteed interest option (excluding any remaining Charge Reserve Amount), and the Segment Values are still insufficient to cover the entire loan, the remaining amount of the loan will be allocated to the unloaned portion of our guaranteed interest option (including any Charge Reserve Amount).

Loan interest is due on each policy anniversary. If the interest is not paid when due, it will be added to your outstanding loan and allocated on the basis of the deduction allocation rules described in the "Monthly Deductions" provision of this rider. Any portion of a loan or unpaid loan interest allocated to an individual Segment will cause a corresponding Segment Market Value Adjustment of the Segment Account.

The amount of any loan that we deduct from a Segment will be transferred to the loaned portion of our guaranteed interest option.

PAYING OFF YOUR LOAN.

You can repay all or part of your loan at any time while the insured person is alive and your policy is in force. If you allocate policy account value to the MSO, on each policy anniversary, and at any time you repay all of the policy loan, we will allocate the interest that has been credited to the loaned portion of the guaranteed interest option to the variable investment options, including the MSO Holding Account, and the unloaned portion of our guaranteed interest option in accordance with your premium allocation percentages on file with us.

All loan repayments will first reduce any portion of your outstanding loan, including any unpaid loan interest, which was deducted from any MSO Segment. Loan repayments will first be allocated to the guaranteed interest option until you have repaid any loaned amounts that were allocated to the guaranteed interest option. Any portion of an additional loan repayment allocated to the MSO Segment on the basis of the premium allocation percentages then in effect will be transferred from your value in the loaned portion of the guaranteed interest option to the MSO Holding Account.

MAKING WITHDRAWALS FROM YOUR POLICY

PARTIAL WITHDRAWAL. A requested partial withdrawal from a Segment will not be permitted prior to the Segment Maturity Date. In accordance with your policy, including the Integrated Term Rider, you may make a partial withdrawal from your values in (a) the unloaned portion of the guaranteed interest option (excluding any remaining Charge Reserve Amount if a Segment is in effect); and
(b) any variable investment option, (including the MSO Holding Account). However, if a Segment is in effect, the amount which would otherwise be available to you for a partial withdrawal will be reduced by the sum of your Segment Values and any remaining Charge Reserve Amount. We will make the partial withdrawal on a proportionate basis from any value in the MSO Holding Account, your values in the variable investment options and the unloaned value in the guaranteed interest option (excluding any remaining Charge Reserve Amount).

IMPACT OF MSO ELECTION ON OTHER POLICY RIDERS AND SERVICES

If you elect to allocate any policy account value to the MSO, other riders and services under your policy may be impacted.

ASSET REBALANCING SERVICE

If you are invested in MSO, you may also elect the Asset Rebalancing Service. However, any amounts allocated to the MSO will not be included in the rebalance transactions. The investment options available to your Asset Rebalancing Service do not include the MSO Holding Account or Segments.

POLICY CONTINUATION RIDER

We will include all Segment Values in determining both your eligibility to go on Policy Continuation and your Policy Continuation Charge. If you elect to exercise the Policy Continuation Rider, all Segments will be terminated subject to an Early Distribution Adjustment. You should carefully consider going on Policy Continuation if you have amounts invested in MSO, as you will forfeit any positive index performance and be subject to a market value adjustment with respect to these amounts.

MORE INFORMATION ABOUT OTHER MATTERS

WHEN WE PAY POLICY PROCEEDS

DELAY OF SEGMENT PROCEEDS. We may not be able to obtain the value of the assets in the MSO Holding Account or Segment Accounts if (1) the New York Stock Exchange is closed for trading; (2) the Securities and Exchange Commission has determined that a state of emergency exists that may make determination and payment impractical; or (3) the Index Value is not published. During such times, we may defer:

   1. Determination and payment of policy loans and partial withdrawals (except when used to pay premiums to us);

   2. Determination and payment of any death benefit in excess of the base policy face amount and the face amount of the Integrated Term Insurance Rider, if applicable.

   3. Determination and payment of Net Cash Surrender Value pursuant to cancellation or surrender of the base policy;

   4. Determination of the unit values of the variable investment options and segments; and

   5. Any requested transfer.


                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          1290 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10104

   Copyright 2012 AXA Equitable Life Insurance Company. All rights reserved.
                        Incentive Life(R) is issued by
    and is a registered trademark of AXA Equitable Life Insurance Company.